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                         SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, DC 20549



                                       FORM 8-K



                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



                 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                             JULY 2, 2002 (JUNE 28, 2002)



                         AEGIS COMMUNICATIONS GROUP, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)

    DELAWARE                     0-14315                       75-2050538
----------------            ----------------               -------------------
(STATE OR OTHER             (COMMISSION FILE                 (IRS EMPLOYER
JURISDICTION OF                  NUMBER)                   IDENTIFICATION NO.)
INCORPORATION)


               7880 BENT BRANCH DRIVE, SUITE 150, IRVING, TEXAS  75063
               -------------------------------------------------------
                 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)


                 REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                     (972) 830-1800

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

a.   Previous Independent Accountants

On June 28, 2002, Aegis Communications Group, Inc. (the "Company") dismissed Arthur Andersen LLP ("Arthur Andersen") as its independent public accountant. The decision to dismiss Arthur Andersen was recommended by the Audit Committee of the Company's Board of Directors and approved by the Company's Board of Directors.

The Company engaged Arthur Andersen on August 22, 2001 as previously reported on Form 8-K filed on August 22, 2001. In connection with the audit for the fiscal year ended December 31, 2001 and the interim period through the date of this report, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company's consolidated financial statements for the fiscal year ended December 31, 2001. During the fiscal year ended December 31, 2001, and during the fiscal year ending December 31, 2002 through the date of this report, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Arthur Andersen's report on the Company's consolidated financial statements for the fiscal year ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has requested that Arthur Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agree with the foregoing; and providing any appropriate disclosure pursuant to Regulation S-K, Item 304(a)(1)(v). The letter dated July 2, 2002 is attached as Exhibit 16.1 hereto and incorporated by reference.

b.   New Independent Accountants

Upon the dismissal of Arthur Andersen on June 28, 2002, the Company engaged BDO Seidman, LLP ("BDO") to serve as the Company's independent public
accountant for the Company's 2002 fiscal year.   The change is effective
immediately. During the fiscal years ended December 31, 2001, and during the fiscal year ending December 31, 2002 through the date of this report, the Company did not consult with BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements or (iii) any matter that was either the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (a)(1)(v) of Regulation S-K.


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ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    EXHIBITS

     16.1   Letter from Arthur Andersen LLP dated July 2, 2002.



                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: July 2, 2002                   AEGIS COMMUNICATIONS
                                           GROUP, INC.


                                           By: /s/ Michael J. Graham
                                              ---------------------------------
                                                   Michael J. Graham
                                                   EXECUTIVE VICE PRESIDENT-
                                                   CORPORATE DEVELOPMENT
                                                   AND CHIEF FINANCIAL OFFICER




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